AFFIRMATION OF SUBORDINATION AGREEMENT

THIS AFFIRMATION OF SUBORDINATION AGREEMENT (this “Affirmation”) is made and entered into as of April 23, 2015 by the undersigned creditor (“Creditor”) for the benefit of Square 1 Bank (“Bank”).

RECITALS

GridSense Inc. (“Borrower”) and Bank are parties to that certain Loan and Security Agreement, dated as of November 2, 2012, as amended from time to time (the “Loan Agreement”). Creditor executed for the benefit of Bank a Subordination Agreement dated as of August 13, 2013 (the “Subordination Agreement”), with respect to Borrower’s issuance of subordinated debt securities to Creditor. Borrower and Bank propose to enter into a 7th Amendment to Loan and Security Agreement, dated on or about the date hereof (the “Amendment”), which amends the Loan Agreement by, among other things, amending the payment schedule with respect to a portion of the Obligations. Bank has agreed to enter into the Amendment provided that, among other things, Creditor consents to the entry by Borrower into the Amendment and agrees that the Subordination Agreement will remain effective.

AGREEMENT

NOW, THEREFORE, Bank and Creditor agree as follows:

1. Creditor consents to the execution, delivery and performance by the Borrower of the Amendment and the modifications to the Loan Agreement effected by the Amendment, as well as all other amendments and modifications to the Loan Agreement, both now existing or hereafter arising. The Subordination Agreement shall remain in full force and effect with respect to all of Borrower’s obligations to Bank, under the Loan Agreement as modified by the Amendment, and otherwise.

2. Bank and Creditor each affirm its obligations under the Subordination Agreement, and acknowledge that the Subordination Agreement shall govern the New Indebtedness.

3. Unless otherwise defined, capitalized terms in this Affirmation shall have the meaning assigned in the Subordination Agreement. This Affirmation may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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GridSense Inc. – Affirmation of Subordination Agreement (April 2015)

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IN WITNESS WHEREOF, the undersigned have executed this Affirmation of Subordination Agreement as of the first date above written.

“Bank”

SQUARE 1 BANK

By:
Name:
Title

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GridSense Inc. – Affirmation of Subordination Agreement (April 2015)

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“Creditor”

ACORN ENERGY, INC.

By:
Name:
Title:

[Signatures Continued on Next Page]

GridSense Inc. – Affirmation of Subordination Agreement (April 2015)

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The undersigned approves of the terms of this Affirmation of Subordination Agreement.

“Borrower”

GRIDSENSE INC.

By:
Name:
Title:

GridSense Inc. – Affirmation of Subordination Agreement (April 2015)

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